SECURITIES AND EXCHANGE COMMISSION

				Washington, D.C.  20549

					FORM 8-K


				CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 17,
1998

SYQUEST TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-19674 				94-2793941
(Commission File Number)	(IRS Employer Identification No.)

47071 Bayside Parkway, Fremont, California 94538
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (510) 226-
4000

Not Applicable
(Former name or former address, if changed since last report.)

		INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events

	SYQUEST TECHNOLOGY FILES CHAPTER 11 PETITION; ANNOUNCES
LETTER OF INTENT WITH STRATEGIC BUYER

	On November 17, 1998, SyQuest Technology, Inc. (the "Company" filed a petition under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court in Oakland, California, case number 98-71198-T11. SyQuest also signed a letter of intent for the sale of substantial assets to a strategic buyer. Pursuant to the letter of intent, the buyer would acquire SyQuest's patents and other intellectual property, manufacturing and development equipment, finished goods, work in process and raw materials inventory for disk drives and cartridges. SyQuest would retain all of its accounts receivable and ownership of its building in Penang, Malaysia.

	SyQuest would allocate a portion of the asset purchase price to provide warranty service for products already sold to the channel or to end users. In addition, the buyer would be responsible for providing customer support and warranty service for any SyQuest products it sells in the future.

	The letter of intent is subject to the parties entering into definitive agreements no later than November 25, 1998, unless extended, and the satisfaction of other conditions. The asset sale will ultimately be subject to authorization by the United States Bankruptcy Court, and possibly, the approval of a Malaysia court.

Item 7.   Financial Statements and Exhibits

	c)   Exhibits

	 99.1	Registrant's Press Release dated November 17,
1998.

					SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SYQUEST TECHNOLOGY, INC.
                                   (Registrant)

Date: November 17, 1998 		By	/s/ Henry Lo
						Henry Lo,  Chief Financial Officer


										Exhibit 99.1

FOR MORE INFORMATION
Pat Murph
(415) 398-4700

				FOR IMMEDIATE RELEASE

	SYQUEST TECHNOLOGY FILES CHAPTER 11 PETITION;
	ANNOUNCES LETTER OF INTENT WITH STRATEGIC BUYER

Fremont, California, November 17, 1998. SyQuest Technology, Inc. (Nasdaq:SYQT), announced today that it had filed a petition under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court in Oakland, California. SyQuest also announced that immediately following the filing it had signed a letter of intent for the sale of substantial assets to a strategic buyer. Pursuant to the letter of intent, the Buyer would acquire SyQuest's patents and other intellectual property, manufacturing and development equipment, finished goods, work in process and raw materials inventory for disk drives and cartridges. SyQuest would retain all of its accounts receivable and ownership of its building in Penang, Malaysia.

	SyQuest would allocate a portion of the asset purchase price to provide warranty service for products already sold to the channel or to end users. In addition, the buyer would be responsible for providing customer support and warranty service for any SyQuest products it sells in the future.

	The letter of intent is subject to the parties entering into definitive agreements no later than November 25, 1998, unless extended, and the satisfaction of other conditions. The asset sale will ultimately be subject to authorization by the United States Bankruptcy Court, and possibly, the approval of a Malaysia court.

	For further details on the proposed asset sale, bankruptcy filing and related matters, please consult SyQuest's Form 8K filed on November 17, 1998 and its previous SEC filings.


						# # # #

This news release contains forward-looking statements that involve risks and uncertainties, including the ability to reach terms of definitive agreements that receive Bankruptcy Court and other necessary approvals, the satisfactory conclusion of the buyer's due diligence, and other risks detailed from time to time in the SEC reports filed by SyQuest including its most recent reports on Forms 8K, 10K, and 10Q.


1998 SyQuest is a registered trademark and the SyQuest logo is a trademark of SyQuest Technology, Inc. All other brands or trade names are the property of their respective companies.